UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2018

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Approval of 2018 Annual Bonus Award to Chief Executive Officer and Chief Investment Officer
On March 8, 2018, the Compensation Committee approved an annual cash incentive bonus award under the Fourth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended (the “Plan”) for Brian O. Casey, the Company’s Chief Executive Officer, in the “target” amount of $1,350,000 with potential payout ranging from 0% to 185% of target based on the Committee’s certification, on or before March 15, 2019, of the Company’s fiscal 2018 performance with respect to each of the following performance measures: investment performance (weighted 20%); service and sales (weighted 20%); financial results (weighted 40%); and strategic goals (weighted 20%). Mr. Casey will earn 0% of his target award for below-threshold performance, 50% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the 2018 fiscal year.
On March 8, 2018, the Compensation Committee approved an annual cash incentive bonus award under the Plan for Mark R. Freeman, the Company’s Chief Investment Officer, in the “target” amount of $750,000 with potential payout ranging from 0% to 185% of target based on the Committee’s certification, on or before March 15, 2019, of the Company’s fiscal 2018 performance with respect to each of the following performance measures: investment performance (weighted 40%); strategic goals (weighted 30%); sales and service (weighted 15%); and financial results (weighted 15%). Mr. Freeman will earn 0% of his target award for below-threshold performance, 50% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the 2018 fiscal year.
(e)    Award of Performance Shares to Chief Executive Officer and Chief Investment Officer
On March 8, 2018, the Compensation Committee approved an award under the Plan (as defined above) of 35,966 performance shares (the “CEO Performance Shares”) to Brian O. Casey, the Company’s Chief Executive Officer. The CEO Performance Shares are subject to a Performance Share Agreement, dated as of March 9, 2017 (the “CEO Performance Share Agreement”) in the form previously filed in the Company’s March 14, 2016 Form 8-K. Each CEO Performance Share represents the right to receive one share of the Company’s common stock (and any dividends declared and paid on such shares since the grant date), subject to the achievement of specified performance goals and time-based vesting requirements.
All of the CEO Performance Shares are subject to a performance condition based on the Company’s earnings before taxes for the period from January 1, 2018 to December 31, 2018 (the “Performance Cycle”). Mr. Casey will earn 17,983 of the CEO Performance Shares (the “CEO Category 1 Shares”) if the Company achieves earnings before taxes for the Performance Cycle equal to or exceeding the level specified by the Compensation Committee and set forth in the CEO Performance Share Agreement. Mr. Casey will earn between 0% and 185% of the remaining 17,983 CEO Performance Shares (the “CEO Category 2 Shares”) based on the Company’s earnings before taxes for the Performance Cycle, as measured against the threshold, target, and maximum performance levels established by the Compensation Committee and set forth in the CEO Performance Share Agreement. Mr. Casey will earn 0% of the CEO Category 2 Shares for below-threshold performance, 25% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the Performance Cycle. The number of earned CEO Category 2 Shares for performance between each of the performance levels will be calculated using straight-line interpolation.
Any earned CEO Category 1 Shares and CEO Category 2 Shares will cumulatively vest 33%, 67%, and 100% on or before March 10, 2019, 2020, and 2021, respectively, subject to Mr. Casey’s continuous employment with the Company through each vesting date. Notwithstanding, if Mr. Casey’s employment terminates due to death or Disability (as defined in the Plan) or the Company undergoes a Change in Control (as defined in Mr. Casey’s Executive Employment Agreement, dated as of December 17, 2015), either (a) during the Performance Cycle, all CEO Category 1 Shares and 100% of the CEO Category 2 Shares will fully vest effective upon the termination date, or (b) following the last day of the Performance Cycle, all of the unvested but earned CEO Category 1 Shares and CEO Category 2 Shares will fully vest. If Mr. Casey is terminated without Cause (as defined in the Plan) or terminates his employment for Good Reason (as defined in the CEO Performance Share Agreement), either (a) during the Performance Cycle, all CEO Category 1 Shares and CEO Category 2 Shares shall remain outstanding and eligible to vest as if Mr. Casey’s employment had continued but subject to achievement of the applicable performance goals, or (b) following the last day of the Performance Cycle, all of the unvested but earned CEO Category 1 Shares and CEO Category 2 Shares will fully vest.
On March 8, 2018, the Compensation Committee approved an award under the Plan of 17,983 performance shares (the “CIO Performance Shares”) to Mark R. Freeman, the Company’s Chief Investment Officer. The CIO Performance Shares are subject to a Performance Share Agreement, dated as of March 9, 2017 (the “CIO Performance Share Agreement”) in the form previously filed in the Company’s March 10, 2017 Form 8-K. Each CIO Performance Share represents the right to receive one share of the Company’s common stock (and any dividends declared and paid on such shares since the grant date), subject to the achievement of specified performance goals and time-based vesting requirements.
All of the CIO Performance Shares are subject to a performance condition based on the Company’s earnings before taxes for the Performance Cycle. Mr. Freeman will earn 8,992 of the CIO Performance Shares (the “CIO Category 1 Shares”) if the Company achieves earnings before taxes for the Performance Cycle equal to or exceeding the level specified by the Compensation Committee and set forth in the CIO Performance Share Agreement. Mr. Freeman will earn between 0% and 185% of the remaining 8,991 CIO Performance Shares (the “CIO Category 2 Shares”) based on the Company’s earnings before taxes for the Performance Cycle, as measured against the threshold, target, and maximum performance levels established by the Compensation Committee and set forth in the CIO Performance Share Agreement. Mr. Freeman will earn 0% of the CIO Category 2 Shares for below-threshold performance, 25% for threshold-level performance, 100% for target-level performance, and 185% for performance at or above the maximum performance level, in each case as certified by the Compensation Committee following the end of the Performance Cycle. The number of earned CIO Category 2 Shares for performance between each of the performance levels will be calculated using straight-line interpolation.
Any earned CIO Category 1 Shares and CIO Category 2 Shares will cumulatively vest 33%, 67%, and 100% on or before March 10, 2019, 2020, and 2021, respectively, subject to Mr. Freeman’s continuous employment with the Company through each vesting date. Notwithstanding, if Mr. Freeman’s employment terminates due to death or Disability (as defined in the Plan) or the Company undergoes a Change in Control (as defined in Mr. Freeman’s Executive Employment Agreement, dated as of November 9, 2016), either (a) during the Performance Cycle, all CIO Category 1 Shares and 100% of the CIO Category 2 Shares will fully vest effective upon the termination date, or (b) following the last day of the Performance Cycle, all of the unvested but earned CIO Category 1 Shares and CIO Category 2 Shares will fully vest. If Mr. Freeman is terminated without Cause (as defined in the Plan) or terminates his employment for Good Reason (as defined in the CIO Performance Share Agreement), either (a) during the Performance Cycle, all CIO Category 1 Shares and CIO Category 2 Shares shall remain outstanding but eligible to vest as if Mr. Freeman’s employment had continued and subject to achievement of the applicable performance goals, or (b) following the last day of the Performance Cycle, all of the unvested but earned CIO Category 1 Shares and CIO Category 2 Shares will fully vest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.
Date:	March 12, 2018	/s/ Brian O. Casey
Brian O. Casey
President & Chief Executive Officer